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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                CREDIT SUISSE INSTITUTIONAL U.S. CORE EQUITY FUND



THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

THE FOLLOWING SUPERSEDES THE DESCRIPTION OF PORTFOLIO INVESTMENTS FOUND ON PAGE 20 OF THE PROSPECTUS:

Under normal market conditions, this fund invests at least 80% of net assets, plus any borrowings for investment purposes, in U.S. equity securities.

The fund may invest up to 20% of its assets in dollar-denominated American Depositary Receipts (ADRs) and similar securities of foreign issuers.

The fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors of the fund to become effective upon at least 60 days' notice to shareholders prior to any such change.

OTHER CONTRARY INFORMATION IN THE PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION IS ALSO SUPERSEDED.

Dated: June 25, 2002                                               CSISB-16-0602